                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of Report (Date of earliest event reported):

February 3, 2000


-------------------------------------------------------------------------------


                        Intermedia Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------


               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                    0-20135
                                    -------
                            (Commission File Number)


                             3625 Queen Palm Drive
                                Tampa, FL 33619
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (813) 829-0011
                               ------------------
                               (Telephone Number)

ITEM 5.  Other Events

         On February 3, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99 Press Release, dated February 3, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2000


                                     INTERMEDIA COMMUNICATIONS, INC.
                                              (Registrant)

                                     /s/ Robert M. Manning
                                         ---------------------------
                                         Robert M. Manning
                                         Senior Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
  No.                          Description                            Page
-------                        -----------                            ----
  99           Press release dated February 3, 2000